EXHIBIT 10.03

                                                                  EXECUTION COPY


                                VOTING AGREEMENT


        VOTING AGREEMENT (this "Agreement"), dated as of August 7, 2006, by and among Universal Computer Systems Holding, Inc., a Delaware corporation ("Parent"), Racecar Acquisition Co., an Ohio corporation and a newly-formed, indirect wholly-owned subsidiary of Parent ("Acquisition Sub"), and the shareholder listed on Schedule I hereto (the "Shareholder").


                                   WITNESSETH:


        WHEREAS, prior to the execution and delivery of this Agreement, an Agreement and Plan of Merger (as such agreement may be amended from time to time, the "Merger Agreement") has been entered into by and among Parent, Acquisition Sub and the Reynolds and Reynolds Company, an Ohio corporation (the "Company"), pursuant to which Acquisition Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the "Merger"); and


        WHEREAS, as a condition to, and in consideration for, Parent's and Acquisition Sub's willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, Parent and Acquisition Sub have required that the Stockholder enter into this Agreement.


        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

        Section 1.    DEFINITIONS. For purposes of this Agreement:

                "Class A Shares" means the Class A common stock of the Company, no par value per share.

                "Company Securities" means, collectively, the Class B common stock of the Company, no par value per share, and any Class A Shares as to which the Shareholder is entitled to vote and as to which the Shareholder has power to vote, to the extent acquired after the date of this Agreement.

                "Shareholder Shares" means (i) the Existing Securities (as defined in Section 5(a)(i) hereof) set forth on Schedule I hereto, (ii) any shares of Company Securities distributed prior to the termination of this Agreement in respect of such Shareholder's Shares by reason of a stock dividend, split-up, recapitalization, reclassification, combination, merger, exchange of shares or otherwise and (iii) any other shares of the Company Securities of which the Shareholder acquires ownership, either directly or indirectly, after the date hereof and prior to the Effective Time.


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        Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

        Section 2.    AGREEMENT TO VOTE SHARES.


        Until the termination of this Agreement in accordance with the terms hereof, each Shareholder shall, at any meeting of the holders of any class of Company Securities, however such meeting is called and regardless of whether such meeting is a special or annual meeting of the stockholders of the Company, and at any postponement or adjournment thereof, and in connection with any written consent of the stockholders of the Company, vote, or cause to be voted, such Shareholder Shares (1) in favor of the Merger and the adoption of the Merger Agreement, the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof and (2) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any action which is prohibited by the Merger Agreement or which is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone, discourage or materially adversely affect the contemplated economic benefits to Parent or Acquisition Sub of the Merger or the transactions contemplated hereby or by the Merger Agreement; or (ii) approval of any Company Acquisition Proposal.

        Section 3.    REVOCATION OF PROXIES; RELIANCE.

        (a) The Shareholder hereby represents that any proxies heretofore given in respect of such Shareholder Shares are not irrevocable, and that any such proxies are hereby revoked.

        (b) The Shareholder understands and acknowledges that Parent and Acquisition Sub have entered into the Merger Agreement in reliance upon each Shareholder's execution and delivery of this Agreement. The Shareholder hereby affirms that this Agreement is given in connection with the execution of the Merger Agreement and agrees to the duties of the Shareholder under this Agreement.

        Section 4. COVENANTS OF THE SHAREHOLDER. The Shareholder hereby agrees and covenants that:

        (a) RESTRICTION ON TRANSFERS. Except as may otherwise be agreed to by Parent in writing, the Shareholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge, hypothecation or other disposition), or consent to any transfer of, any or all of such Shareholder Shares, or any interest therein if such transfer would result in the Shareholder no longer having the power to vote, or cause to be voted, such Shareholder Shares; (ii) enter into any contract, option, derivative, hedging or other agreement or understanding with respect to any


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such transfer of any or all of such Shareholder Shares, or any interest therein;
(iii) permit to exist any lien of any nature whatsoever with respect to any or all of such Shareholder Shares; or (iv) convert or exchange, or take any action which would result in conversion or exchange of, any of such Shareholder Shares, including without limitation conversion or exchange of any shares of Class B common stock into shares of Class A common stock.

        (b) RESTRICTIONS ON PROXIES AND VOTING ARRANGEMENTS. Except as otherwise provided herein, the Shareholder shall not (i) grant any proxy, power-of-attorney or other authorization in or with respect to such Shareholder Shares or (ii) deposit any of such Shareholder Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Shareholder Shares.

        (c) STANDSTILL. The Shareholder agrees that he will comply with the prohibitions of Section 7.03 of the Merger Agreement that are applicable to the Company as if they were applicable to him, and that he will not, except as specifically authorized by, and on behalf of, the Company, take any of the actions permitted by Section 7.03 to be taken by the Company.

        (d) STOP TRANSFER. The Shareholder shall not request that the Company register any transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder's Existing Securities (as defined in Section 5(a)(i) hereof), unless such transfer is made in compliance with this Agreement.

        (e) WAIVER OF APPRAISAL RIGHTS. The Shareholder hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any rights of appraisal or rights to dissent in connection with the Merger that each Shareholder may directly or indirectly have.

        (f) NO INCONSISTENT ARRANGEMENTS. The Shareholder shall take any other action that would in any way prevent, impede, restrict, limit, delay or interfere with the performance of his obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        Section 5.    REPRESENTATIONS AND WARRANTIES.

        (a) The Shareholder hereby represents and warrants to Parent and Acquisition Sub as follows:

                (i) OWNERSHIP OF SECURITIES. On the date hereof, the Shareholder owns, directly or indirectly, or has the power to direct the voting of, the Company Securities set forth next to his name on Schedule I hereto (the "EXISTING SECURITIES"), and the Existing Securities are owned of record by him (the "RECORD HOLDER"). On the date hereof, the Existing Securities constitute all of the shares of Company Securities owned of record or otherwise by the Shareholder or as to which the Shareholder has sole power to direct the


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        voting of the shares. The Record Holder has sole voting power and sole power to issue instructions with respect to the matters set forth in
        Section 2 hereof, sole power of disposition, sole power of conversion, sole power (if any) to demand appraisal rights and sole power to agree to all of each of the matters set forth in this Agreement, in each case with respect to all of each such Record Holder's Existing Securities with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

                (ii) In the event of any dividend or distribution, or any change in the capital structure of the Company by reason of any non-cash dividend, split-up, recapitalization, combination, exchange of securities or the like, the term "Existing Securities" shall refer to and include the Existing Securities as well as all such dividends and distributions of securities and any securities into which or for which any or all of the Existing Securities may be changed, exchanged or converted.

                (iii) POWER; BINDING AGREEMENT. The Shareholder has the capacity and power (or, if applicable, corporate power) and authority to enter into and perform all of his obligations hereunder. The execution, delivery and performance of this Agreement by the Shareholder will not violate any other agreement to which he is a party including, without limitation, proxy arrangement, voting trust, or in the case of Existing Shares held under trust, the governing documents of such trust including the trust agreement and any related documents. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against him in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, moratorium, or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is a trustee whose consent is required for the execution and delivery of this Agreement or the compliance by the Shareholder with the terms hereof.

                (iv) NO CONFLICTS. None of the execution and delivery of this Agreement by the Shareholder, the consummation by him of the transactions contemplated hereby or compliance by him with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any agreement or other obligation to which he is a party or by which he is bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, arbitration award, rule or regulation applicable to him or any of his properties or assets.

                (v) NO LIENS. Except as established hereby, the Existing Securities are now and, at all times during the term hereof, will be held by the Shareholder, or by a nominee or


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        custodian for the benefit of the Shareholder, free and clear of all
        Liens, proxies, voting trusts or agreements, understandings or arrangements whatsoever.

        (b) Parent and Acquisition Sub jointly and severally hereby represent and warrant to each Shareholder as follows:

                (i) POWER; BINDING AGREEMENT. Each of Parent and Acquisition Sub has the corporate power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Acquisition Sub and constitutes a valid and binding agreement of each of Parent and Acquisition Sub, enforceable against each of them in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity.

                (ii) NO CONFLICTS. None of the execution and delivery of this Agreement by Parent or Acquisition Sub, the consummation by Parent or Acquisition Sub of the transactions contemplated hereby or compliance by Parent or Acquisition Sub with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any agreement or other obligation to which Parent or Acquisition Sub is a party or by which Parent or Acquisition Sub is bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, arbitration award, rule or regulation applicable to Parent or Merger Sub or any of Parent or Merger Sub's properties or assets.

        Section 6. TERMINATION. This Agreement and the covenants, representations, warranties, and agreements contained herein shall automatically terminate upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with the terms thereof, (ii) the mutual consent of Parent and the Shareholder, or (iii) the Merger Effective Time. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement prior to termination.

        Section 7.    MISCELLANEOUS.

        (a) NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements contained herein and in any certificate delivered pursuant hereto by


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any Person shall terminate at the Merger Effective Time or upon the termination of the Merger Agreement pursuant to the terms thereof, as the case may be.

        (b) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by facsimile (with a confirmatory copy sent by overnight courier), by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7(b)):


        if to Parent or Acquisition Sub:

                  Universal Computer Systems Holding, Inc.
                  6700 Hollister
                  Houston, TX 77040
                  Telecopier No: (713) 718-1461
                  Attention: Robert T. Brockman

        with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Telecopier No.: (212) 735-2000
                  Attention:   Lou R. Kling
                               Richard J. Grossman

if to the Shareholder, to such Shareholder and counsel as stated on Schedule II hereto.

        (c) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

        (d) ENTIRE AGREEMENT. This Agreement and the Merger Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede


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all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

        (e) ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that, except as provided herein, no party may assign, delegate or otherwise transfer any of its rights or obligations hereunder, in whole or in part, by operation of law or otherwise by any of the parties, without the consent of the other parties hereto.

        (f) PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing herein, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        (g) SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

        (h) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Ohio(regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

        (i) CONSENT TO JURISDICTION.


        (A) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Ohio and the United States District Court for the State of Ohio, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any Ohio state or federal court. Each of the parties hereto hereby agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.


        (B) Each of the parties hereto hereby irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated hereby, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 7(i) shall affect the right of any party to serve legal process in any other manner permitted by law.


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        (j) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY
WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

        (k) FURTHER ASSURANCES. From time to time, at the request of Parent or Acquisition Sub, the Shareholder shall execute and deliver to Parent and Acquisition Sub or cause other Record Holders to execute and deliver to Parent and Acquisition Sub such additional letters or instruments to comply with applicable laws and stock exchange rules as Parent or Acquisition Sub may reasonably request in connection with the Shareholder's obligations under this Agreement.

        (l) DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        (m) AMENDMENT, MODIFICATION AND WAIVER. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the party hereto against whom such amendment, modification or waiver is sought to be entered.

        (n) COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


         IN WITNESS WHEREOF, Parent, Acquisition Sub and the Shareholder have caused this Agreement to be duly executed as of the day and year first above written.



                                        UNIVERSAL COMPUTER SYSTEMS HOLDING, INC.


                                        By: /s/ R.T. Brockman
                                           ------------------------------------
                                           Name:  R.T. Brockman
                                           Title: Chairman & CEO


                                        RACECAR ACQUISITION CO.


                                        By: /s/ R.T. Brockman
                                           ------------------------------------
                                           Name:  R.T. Brockman
                                           Title: Chairman & CEO


                                        RICHARD H. GRANT, III


                                        By: /s/ Richard H. Grant III
                                           ------------------------------------
                                           Name:  Richard H. Grant III


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                                   SCHEDULE I

-------------------------------------- ----------------------------------
             SHAREHOLDER                     CLASS B COMMON STOCK
-------------------------------------- ----------------------------------
-------------------------------------- ----------------------------------

        Richard H. Grant, III                     13,500,000

-------------------------------------- ----------------------------------



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                                   SCHEDULE II





Address for notices to the Shareholder:

Richard H. Grant III
The Reynolds and Reynolds Company
One Reynolds Way
Dayton, Ohio 45430
Telecopier No: (937) 485-5211



With copies to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY  10019
Telecopier No:  (212) 403-2000
Attention: Andrew R. Brownstein, Esq.
           James Cole, Jr., Esq.



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